Exhibit 13.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

In connection with the Annual Report on Form 20-F of Evaxion A/S (the “Company”) for the year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Helen Tayton-Martin, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 5, 2026

By: /s/ Helen Tayton-Martin
Name: Helen Tayton-Martin
Title: Chief Executive Officer